UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s: PIP 12 - PGIM Global Real Estate Fund & PIP 12 - PGIM Jennison Technology Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM GLOBAL REAL ESTATE FUND

(Formerly known as Prudential Global Real Estate Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation and income

Highlights (unaudited)

•

Stock selection drove outperformance during the period, while asset allocation had a neutral impact on relative performance. North America was the largest contributor, followed by Asia, while Europe had a slightly negative impact.

•

Within the US, the industrial and health care sectors made the largest contributions to relative outperformance. The US benefited from overweighting the industrial sector and from positive stock selection among industrial and health care stocks.

•

Europe slightly detracted from performance. Despite positive stock selection in Switzerland and Sweden, overweight allocations to France and Ireland and lack of exposure to Austria resulted in the region’s negative impact on performance.

•	Asia outperformed during the period. Positive stock selection in Singapore and Hong Kong drove the region’s sound performance. An average underweight allocation to Singapore was also beneficial.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment advisor. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Global Real Estate Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Global Real Estate Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Global Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Real Estate Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Global Real Estate Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.40	2.41	8.25	—
Class B	–5.41	2.65	8.10	—
Class C	–1.32	2.89	8.13	—
Class R	–0.06	3.37	8.65	—
Class Z	0.64	3.93	9.22	—
Class R2	N/A	N/A	N/A	–3.01* (12/27/17)
Class R4	N/A	N/A	N/A	–2.77* (12/27/17)
Class R6**	0.74	4.09	N/A	5.14 (8/23/13)
FTSE EPRA/NAREIT Developed Index
	0.30	4.06	9.15	—
S&P 500 Index
	7.35	11.33	13.23	—
Lipper Global Real Estate Funds Average
	–0.12	4.06	8.63	—

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	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.11	3.58	8.86	—
Class B	–0.64	2.83	8.10	—
Class C	–0.36	2.89	8.13	—
Class R	–0.06	3.37	8.65	—
Class Z	0.64	3.93	9.22	—
Class R2	N/A	N/A	N/A	–3.01* (12/27/17)
Class R4	N/A	N/A	N/A	–2.77* (12/27/17)
Class R6**	0.74	4.09	N/A	5.14 (8/23/13)
FTSE EPRA/NAREIT Developed Index
	0.30	4.06	9.15	—
S&P 500 Index
	7.35	11.33	13.23	—
Lipper Global Real Estate Funds Average
	–0.12	4.06	8.63	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index and S&P 500 Index by portraying

PGIM Global Real Estate Fund	9

Your Fund’s Performance (continued)

the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.61%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is -3.65%.

PGIM Global Real Estate Fund	11

Your Fund’s Performance (continued)

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the US have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.58%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 3.01%.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Global Real Estate Funds universe for the periods noted. Funds in the Lipper Average invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.52%. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is -4.08%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Prologis, Inc., Industrial REITs	4.3
Welltower, Inc., Health Care REITs	3.9
AvalonBay Communities, Inc., Residential REITs	3.8
Simon Property Group, Inc., Retail REITs	2.7
Equity LifeStyle Properties, Inc., Residential REITs	2.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/18 (%)
Office REITs	15.2
Industrial REITs	14.7
Retail REITs	13.6
Residential REITs	11.2
Real Estate Operating Companies	8.9

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview (unaudited)

The PGIM Global Real Estate Fund’s Class Z shares rose 0.64% in the 12-month reporting period that ended October 31, 2018, outperforming the 0.30% return of the FTSE EPRA/NAREIT Developed Index (the Index) and the -0.12% return of the Lipper Global Real Estate Funds Average. The Fund underperformed the 7.35% return of the S&P 500 Index during this period.

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market over the reporting period were balanced as investors weighed both positive and negative factors. Headwinds to the market included a dramatic increase in bond yields, with the 10-year Treasury note climbing about 80 basis points (bps) from 2.37% to 3.14% during the period (one bps 0.01%). On the positive side, the fundamentals in the commercial real estate markets were strong, with peak occupancies in multiple property types and steady rent growth. In addition, the US market saw a spike in merger-and-acquisition (M&A) activity, with eight private deals totaling over $50 billion in volume. Against the backdrop of these countervailing forces, the US REIT market was relatively flat over the period. That said, performance among certain sectors varied, with secular growth industries—such as manufactured housing—performing well. In addition, the market saw several underperformers from 2017 bounce back in 2018 as challenged fundamentals were more than offset by attractive valuations in property areas like malls and self-storage. At period end, the US REIT market was trading at about a 5% discount to net asset value (NAV). PGIM Real Estate believes that if the recent spike in market volatility continues, REITs may benefit from investors interested in this discount and in assets that historically have been more defensive in nature than most equity classes.

•

Europe’s total return during the period was basically flat. Political risk was a major worry across Europe, especially in Italy and the United Kingdom (the UK). Italy was the second-worst-performing country in Europe with a total return of -10.5% during the period as concerns grew over the populist coalition government that came into power in April 2018. The new government’s lack of fiscal control unnerved markets and pushed Italian bond yield spreads to near-record levels. The UK market performance of -2.1% during the period reflected the absence of progress in reaching a Brexit deal with the European Union (EU) as the UK’s March 2019 deadline for leaving the EU approaches. France was the worst-performing market in Europe, returning -15.9% during the period. The source of these country returns is the Financial Times Stock Exchange (FTSE) and FactSet; the FTSE data is uploaded to FactSet, which then generates returns for specific countries and regions. The French index is heavily dominated by retail real estate companies that saw share prices under consistently heavy pressure due to a structural shift from in-store sales to online retail sales. While interest rates moved up during the period to counter inflationary pressures in the UK, the low-rate environment has persisted in the eurozone longer than investors originally anticipated, creating downward pressure on capitalization

PGIM Global Real Estate Fund	13

Strategy and Performance Overview (continued)

rates across the region. Still, foreign investor demand in real estate and rental growth momentum was robust across major continental markets during the period.

•

Asia Pacific real estate equities witnessed heightened volatility during the period, driven by considerable risks from multiple macro headwinds: an escalating trade war between the US and China, economic deceleration in China, and rising interest rates. The region’s REIT markets reflected a preference for income stability amid macro concerns. Across the region, the Fund saw robust market fundamentals in the Class-A office sector underpinned by healthy occupier demand and the lack of meaningful supply. Japanese REITs (J-REITs) were outperformers in the region helped by the Bank of Japan’s accommodative monetary policy, which kept Japan’s interest rates at global lows. Despite healthy condominium sales and positive office rental reversions, Japanese developers underperformed the J-REIT market due to macro concerns. Japanese developers, however, outperformed Hong Kong and Singapore developers. In Hong Kong, private home prices weakened amid rising mortgage costs, and bank appraisals of residential units in the city’s 10 major private housing estates declined for the first time in two years. In Singapore, residential cooling measures and a weaker external environment negatively impacted developer share prices. In contrast, Hong Kong commercial landlords performed well on the back of income stability, proactive capital management, and asset disposals. On a relative basis, Australian REITs were the second-best-performing sector in the region on the back of stable Reserve Bank of Australia monetary policy and positive industrial fundamentals.

What worked and didn’t work?

•

Stock selection drove outperformance during the period, while asset allocation had a neutral impact on relative performance. North America was the largest contributor, followed by Asia, while Europe had a slightly negative impact.

•

Within the US, the industrial and health care sectors made the largest contributions to relative outperformance. The US benefited from overweighting the industrial sector and from positive stock selection among industrial and health care stocks. Office, residential, and shopping center sectors also positively impacted results. Triple net lease, mall, and hotel sectors were the only detractors during the period.

•

Europe slightly detracted from performance. Despite positive stock selection in Switzerland and Sweden, overweight allocations to France and Ireland and lack of exposure to Austria resulted in the region’s negative impact on performance.

•	Asia outperformed during the period. Positive stock selection in Singapore and Hong Kong drove the region’s sound performance. An average underweight allocation to Singapore was also beneficial.

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Current outlook

•

In North America, PGIM Real Estate expects REITs to continue posting stable operating fundamentals, with 2%-3% same-store net operating income growth resulting in 5%-7% cash flow and dividend growth in the next year. US REITs offer a valuable combination of income and growth in a volatile market. The increased M&A activity mentioned earlier highlights the desirable attributes of most public equity REIT portfolios. Private equity currently has over $270 billion in committed capital on the sidelines, up over 15% from 2017. As a result, M&A activity may continue if discounts to NAV are not reconciled in the public market. PGIM Real Estate believes the best opportunities may lie with companies that deliver cash flow growth at attractive valuations. It’s a stock picker’s market, and given economic volatility and M&A activity, 2018 remains a good environment for active investment management. The Fund added slightly to its West Coast office overweight based on attractive valuations and continued strong fundamentals. The Fund maintained its overweight to Sunbelt office companies and are overweight in cities that were leading candidates for Amazon.com’s second headquarters. PGIM Real Estate remains cautious on the retail and self-storage markets. While demand has remained resilient in storage, construction starts have not slowed and supply may weigh on results through 2019. The Fund is also overweight in industrial and manufactured housing based on sector-leading cash flow growth and limited supply additions.

•

The outlook for continental Europe’s real estate sector is generally positive. Eurozone economic indicators have stabilized after a period of improvement, and the monetary policy backdrop remains loose even as quantitative easing is gradually withdrawn. The European Central Bank has said it will consider interest rate increases after the middle of next year as inflation in the eurozone looks largely under control. While gross domestic product (GDP) growth forecasts are solid across the eurozone, Ireland, Spain, and the Nordic region stand out as offering the best near-term growth outlooks. The exception to this benign macroeconomic environment is the UK, where the process of the country’s exit from the EU is still uncertain. The March 2019 deadline for the UK’s withdrawal from the EU is moving closer, while little progress has been made up to this point. The unofficial deadline for reaching a deal by October 2018 has come and gone. The UK government’s negotiating position is further undermined by its internal political weakness. Brexit macro uncertainty is reflected by a weaker sterling. European real estate stocks continue to offer meaningful discounts to private market values.

•

Notwithstanding current headwinds on trade and interest rates, Asia offers some of the best risk-adjusted real estate returns globally, reflected by capital inflow into the region’s real estate assets. The biggest risk is trade conflict that could derail economic momentum and inject heightened volatility to equity markets. Rising inflationary expectations in the US could, on the other hand, exert pressure on the Federal Reserve (the Fed) to hike interest rates quicker than expected. PGIM Real Estate thinks the

PGIM Global Real Estate Fund	15

Strategy and Performance Overview (continued)

following themes may be pertinent in the coming months: (1) trade war outcome between the US and China, (2) rising bond yield impact on REITs, (3) rising short rates on mortgages (Hong Kong/Singapore residential), (4) lack of quality supply (Singapore/Hong Kong office), (4) accommodative monetary policy (J-REITs), and (5) interest rate differential driving weaker yen (Japanese developers). In the near term, PGIM Real Estate expects markets to remain volatile, subject to the intensity and outcome of the trade conflict as well as the level of Fed hawkishness. With more Fed rate hikes expected, rising inflationary expectations in the US could present upside risk. Within the Fund’s individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. A weaker US dollar versus a stronger yen could negatively impact economic momentum in Japan and underlying demand for condos and office space. On the other hand, reduced expectations of Fed hikes could be positive for Hong Kong and Singapore real estate developers.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Welltower, Inc.	0.44	Stockland	–0.17
Americold Realty Trust	0.28	Macerich Co.	–0.18
Sabra Health Care REIT, Inc.	0.22	Realty Income Corp.	–0.20
UDR, Inc.	0.21	Simon Property Group, Inc.	–0.20
CK Asset Holdings Ltd.	0.18	Sun Hung Kai Properties Ltd.	–0.22

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Largest Holdings (unaudited)

4.3%	Prologis, Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to commercial customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

3.9%	Welltower, Inc., Healthcare REITs

Welltower operates as a real estate investment trust, investing in senior housing and health care real estate properties. The company serves customers in the US.

3.8%	AvalonBay Communities, Inc., Residential REITs

AvalonBay Communities is a real estate investment trust that develops, redevelops, acquires, owns, and operates multifamily communities in the US.

2.6%	Simon Property Group, Inc., Retail REITs

Simon Property Group is a self-administered and self-managed real estate investment trust. It owns, develops, and manages retail-based real estate properties, including regional malls, outlet centers, community and lifestyle centers, and international properties.

2.4%	Equity LifeStyle Properties, Inc., Residential REITs

Equity LifeStyle Properties owns an interest in communities in the US and western Canada. The company acquires properties such as camping grounds and seasonal resort communities.

PGIM Global Real Estate Fund	17

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

18	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Real Estate Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$994.30	1.44%	$7.24
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class B	Actual	$1,000.00	$990.00	2.21%	$11.09
	Hypothetical	$1,000.00	$1,014.06	2.21%	$11.22
Class C	Actual	$1,000.00	$991.70	1.90%	$9.54
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65
Class R	Actual	$1,000.00	$993.60	1.51%	$7.59
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class Z	Actual	$1,000.00	$996.50	0.87%	$4.38
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Class R2	Actual	$1,000.00	$994.80	1.30%	$6.54
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class R4	Actual	$1,000.00	$996.20	1.05%	$5.28
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class R6**	Actual	$1,000.00	$997.10	0.79%	$3.98
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Global Real Estate Fund	19

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

Australia 5.2%
Charter Hall Office, REIT (Escrow Shares)*^	590,800	$—
Dexus, REIT	3,641,407	26,298,863
Goodman Group, REIT	4,292,728	31,504,206
Scentre Group, REIT	4,867,973	13,695,846
Stockland, REIT	8,921,306	22,773,448
Vicinity Centres, REIT	8,162,727	15,294,912

		109,567,275

Belgium 0.6%
Shurgard Self Storage Europe Sarl*	420,961	11,817,461

Canada 2.9%
Allied Properties Real Estate Investment Trust, REIT	488,001	15,680,385
Canadian Apartment Properties, REIT	566,403	20,140,016
Chartwell Retirement Residences, UTS	1,342,156	14,405,913
First Capital Realty, Inc.	642,292	9,582,297

		59,808,611

France 3.9%
Carmila SA, REIT	335,409	7,395,022
Covivio, REIT	133,448	13,404,609
Klepierre SA, REIT	510,844	17,374,183
Unibail-Rodamco-Westfield, REIT	241,301	43,721,309

		81,895,123

Germany 4.4%
ADO Properties SA, 144A	174,358	10,301,063
Alstria office REIT-AG	455,276	6,557,579
LEG Immobilien AG	180,262	19,739,564
TLG Immobilien AG	286,458	7,275,656
Vonovia SE	1,075,325	49,267,908

		93,141,770

Hong Kong 7.2%
CK Asset Holdings Ltd.	2,089,804	13,587,824
Henderson Land Development Co. Ltd.	3,813,060	17,787,443
Link REIT	4,453,213	39,514,644
Sun Hung Kai Properties Ltd.	3,751,134	48,874,268

See Notes to Financial Statements.

PGIM Global Real Estate Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Hong Kong (cont’d.)
Swire Properties Ltd.	4,312,510	$14,735,126
Wharf Real Estate Investment Co. Ltd.	2,650,016	16,438,714

		150,938,019

Ireland 1.8%
Green REIT PLC	7,760,437	12,812,214
Hibernia REIT PLC	10,509,571	16,550,316
Irish Residential Properties REIT PLC	4,838,329	7,807,455

		37,169,985

Japan 11.1%
Activia Properties, Inc., REIT	3,105	12,886,245
Daiwa Office Investment Corp., REIT	2,024	12,362,556
Invincible Investment Corp., REIT	32,027	13,284,554
Japan Hotel REIT Investment Corp.	14,967	10,653,990
Japan Real Estate Investment Corp., REIT	4,443	22,929,132
Kenedix Retail REIT Corp.	8,024	17,099,345
LaSalle Logiport REIT	12,794	11,775,023
Mitsubishi Estate Co. Ltd.	1,181,285	18,910,310
Mitsui Fudosan Co. Ltd.	2,114,464	47,794,751
Nippon Building Fund, Inc., REIT	3,675	20,991,799
Sumitomo Realty & Development Co. Ltd.	1,257,832	43,343,093

		232,030,798

Singapore 1.7%
Cache Logistics Trust, REIT	5,098,423	2,520,226
Keppel REIT	17,561,172	14,341,968
Suntec Real Estate Investment Trust, REIT	15,419,997	19,722,545

		36,584,739

Spain 0.9%
Inmobiliaria Colonial Socimi SA, REIT	1,842,819	18,505,884

Sweden 1.4%
Atrium Ljungberg AB (Class B Stock)	342,025	5,801,414
Cibus Nordic Real Estate AB	439,943	5,100,065
Fabege AB	911,148	11,642,331
Hufvudstaden AB (Class A Stock)	452,500	6,690,813

		29,234,623

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Switzerland 0.4%
PSP Swiss Property AG	91,061	$8,786,210

United Kingdom 4.0%
Big Yellow Group PLC, REIT	1,116,644	12,291,796
British Land Co. PLC (The), REIT	1,018,838	7,702,530
Land Securities Group PLC, REIT	649,844	7,088,620
NewRiver REIT PLC	1,625,824	5,265,552
Segro PLC, REIT	2,614,970	20,537,844
Shaftesbury PLC, REIT	690,749	7,927,832
Tritax Big Box REIT PLC	7,065,799	12,903,051
Tritax EuroBox PLC, REIT, 144A*	5,992,201	7,634,547
Warehouse REIT PLC	2,429,868	3,005,359

		84,357,131

United States 53.3%
American Assets Trust, Inc., REIT	631,752	24,234,007
American Homes 4 Rent, REIT (Class A Stock)	750,902	15,821,505
Americold Realty Trust, REIT	1,828,468	45,254,583
AvalonBay Communities, Inc., REIT	456,463	80,054,481
Camden Property Trust, REIT	45,026	4,064,497
Columbia Property Trust, Inc., REIT	985,146	22,116,528
Community Healthcare Trust, Inc., REIT	595,054	17,685,005
CoreSite Realty Corp., REIT	53,902	5,059,242
Crown Castle International Corp., REIT	169,914	18,476,448
DiamondRock Hospitality Co., REIT	2,831,864	29,592,979
Digital Realty Trust, Inc., REIT	357,489	36,914,314
Duke Realty Corp., REIT	1,163,957	32,090,294
Easterly Government Properties, Inc., REIT	823,800	14,968,446
Empire State Realty Trust, Inc., REIT (Class A Stock)	1,915,700	30,383,002
Equity LifeStyle Properties, Inc., REIT	532,257	50,399,415
Essex Property Trust, Inc., REIT	34,993	8,775,545
Extra Space Storage, Inc., REIT	500,887	45,109,883
Federal Realty Investment Trust, REIT	187,080	23,207,274
Four Corners Property Trust, Inc., REIT	909,809	23,727,819
Highwoods Properties, Inc., REIT	65,923	2,810,957
Host Hotels & Resorts, Inc., REIT	724,169	13,838,870
Hudson Pacific Properties, Inc., REIT	1,140,567	34,559,180
JBG SMITH Properties, REIT	808,093	30,287,326
Kilroy Realty Corp., REIT	651,904	44,903,147
Kimco Realty Corp., REIT	730,084	11,747,052
Macerich Co. (The), REIT	581,340	30,008,771
MedEquities Realty Trust, Inc., REIT	949,867	7,855,400
Medical Properties Trust, Inc., REIT	1,081,392	16,069,485

See Notes to Financial Statements.

PGIM Global Real Estate Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

United States (cont’d.)
MGM Growth Properties LLC, REIT (Class A Stock)	891,536	$25,221,553
Park Hotels & Resorts, Inc., REIT	216,191	6,284,672
Prologis, Inc., REIT	1,395,926	89,995,349
Public Storage, REIT	32,421	6,661,543
Rexford Industrial Realty, Inc., REIT	821,012	26,001,450
Simon Property Group, Inc., REIT	300,677	55,180,243
STAG Industrial, Inc., REIT	1,278,731	33,835,222
Sunstone Hotel Investors, Inc., REIT	1,570,991	22,732,240
UDR, Inc., REIT	1,196,441	46,888,523
Welltower, Inc., REIT	1,239,185	81,872,953

		1,114,689,203

TOTAL LONG-TERM INVESTMENTS (cost $1,827,864,021)		2,068,526,832

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $4,925,934)(w)	4,925,934	4,925,934

TOTAL INVESTMENTS 99.1% (cost $1,832,789,955)		2,073,452,766
Other assets in excess of liabilities 0.9%		19,488,780

NET ASSETS 100.0%		$2,092,941,546

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

24

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$109,567,275	$—
Belgium	—	11,817,461	—
Canada	59,808,611	—	—
France	—	81,895,123	—
Germany	—	93,141,770	—
Hong Kong	—	150,938,019	—
Ireland	—	37,169,985	—
Japan	—	232,030,798	—
Singapore	—	36,584,739	—
Spain	—	18,505,884	—
Sweden	—	29,234,623	—
Switzerland	—	8,786,210	—
United Kingdom	—	84,357,131	—
United States	1,114,689,203	—	—
Affiliated Mutual Fund	4,925,934	—	—

Total	$1,179,423,748	$894,029,018	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Office REITs	15.2%
Industrial REITs	14.7
Retail REITs	13.6
Residential REITs	11.2
Real Estate Operating Companies	8.9
Diversified Real Estate Activities	8.5
Specialized REITs	7.1
Diversified REITs	6.6
Health Care REITs	5.9
Hotel & Resort REITs	5.8%
Health Care Facilities	0.7
Real Estate Development	0.6
Affiliated Mutual Fund	0.3

99.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

PGIM Global Real Estate Fund	25

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $1,827,864,021)	$2,068,526,832
Affiliated investments (cost $4,925,934)	4,925,934
Receivable for investments sold	18,623,898
Receivable for Fund shares sold	15,384,659
Tax reclaim receivable	2,822,531
Dividends receivable	2,619,651
Prepaid expenses	18,927

Total Assets	2,112,922,432

Liabilities
Payable for investments purchased	11,967,705
Payable for Fund shares reacquired	4,724,547
Payable to custodian	1,353,078
Management fee payable	1,342,201
Accrued expenses and other liabilities	455,429
Distribution fee payable	115,540
Affiliated transfer agent fee payable	22,386

Total Liabilities	19,980,886

Net Assets	$2,092,941,546

Net assets were comprised of:
Shares of beneficial interest, at par	$90,861
Paid-in capital in excess of par	1,889,943,791
Total distributable earnings (loss)	202,906,894

Net assets, October 31, 2018	$2,092,941,546

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share, ($161,590,588 ÷ 7,035,825 shares of beneficial interest issued and outstanding)	$22.97
Maximum sales charge (5.50% of offering price)	1.34

Maximum offering price to public	$24.31

Class B
Net asset value, offering price and redemption price per share, ($5,549,698 ÷ 247,057 shares of beneficial interest issued and outstanding)	$22.46

Class C
Net asset value, offering price and redemption price per share, ($67,679,458 ÷ 3,013,146 shares of beneficial interest issued and outstanding)	$22.46

Class R
Net asset value, offering price and redemption price per share, ($19,864,213 ÷ 867,371 shares of beneficial interest issued and outstanding)	$22.90

Class Z
Net asset value, offering price and redemption price per share, ($974,595,613 ÷ 42,242,095 shares of beneficial interest issued and outstanding)	$23.07

Class R2
Net asset value, offering price and redemption price per share, ($9,699 ÷ 421 shares of beneficial interest issued and outstanding)	$23.05

Class R4
Net asset value, offering price and redemption price per share, ($295,060 ÷ 12,797 shares of beneficial interest issued and outstanding)	$23.06

Class R6
Net asset value, offering price and redemption price per share, ($863,357,217 ÷ 37,441,928 shares of beneficial interest issued and outstanding)	$23.06

See Notes to Financial Statements.

PGIM Global Real Estate Fund	27

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $3,845,004 foreign withholding tax)	$76,484,517
Affiliated dividend income	146,125
Income from securities lending, net (including affiliated income of $463)	2,365

Total income	76,633,007

Expenses
Management fee	18,132,977
Distribution fee(a)	1,777,485
Shareholder servicing fees(a)	30
Transfer agent’s fees and expenses (including affiliated expense of $191,440)(a)	2,584,367
Custodian and accounting fees	450,666
Shareholders’ reports	176,347
Registration fees(a)	168,860
Trustees’ fees	53,553
Legal fees and expenses	38,726
Audit fee	28,884
Miscellaneous	294,370

Total expenses	23,706,265
Less: Fee waiver and/or expense reimbursement(a)	(34,714)
Distribution fee waiver(a)	(61,374)

Net expenses	23,610,177

Net investment income (loss)	53,022,830

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $8)	82,558,519
Foreign currency transactions	(141,668)

82,416,851

Net change in unrealized appreciation (depreciation) on:
Investments	(112,855,362)
Foreign currencies	(30,278)

(112,885,640)

Net gain (loss) on investment and foreign currency transactions	(30,468,789)

Net Increase (Decrease) In Net Assets Resulting From Operations	$22,554,041

See Notes to Financial Statements.

28

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	693,572	71,931	827,839	184,122	—	21	—	—
Shareholder servicing fees	—	—	—	—	—	9	21	—
Transfer agent’s fees and expenses	827,684	14,418	88,369	61,096	1,578,054	86	65	14,595
Registration fees	21,440	15,625	16,257	15,623	38,224	17,299	17,299	27,093
Fee waiver and/or expense reimbursement	—	—	—	—	—	(17,371)	(17,343)	—
Distribution fee waiver	—	—	—	(61,374)	—	—	—	—

See Notes to Financial Statements.

PGIM Global Real Estate Fund	29

Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,022,830	$45,496,702
Net realized gain (loss) on investment and foreign currency transactions	82,416,851	45,654,218
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(112,885,640)	96,829,259

Net increase (decrease) in net assets resulting from operations	22,554,041	187,980,179

Dividends and Distributions
Distributions from distributable earnings*
Class A	(12,444,029)	—
Class B	(336,048)	—
Class C	(4,051,282)	—
Class R	(1,431,654)	—
Class Z	(67,625,071)	—
Class R2	(137)	—
Class R4	(1,191)	—
Class R6	(47,713,326)	—

	(133,602,738)	—

Dividends from net investment income
Class A		(10,495,074)
Class B		(217,806)
Class C		(2,515,967)
Class R		(687,075)
Class Z		(50,235,254)
Class R6		(15,332,173)

	*	(79,483,349)

Distributions from net realized gains
Class A		(6,138,990)
Class B		(144,734)
Class C		(1,701,693)
Class R		(337,025)
Class Z		(24,918,253)
Class R6		(5,036,979)

	*	38,277,674

See Notes to Financial Statements.

30

	Year Ended October 31,
	2018		2017
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$578,377,144	$679,809,441
Net asset value of shares issued in reinvestment of dividends and distributions		103,369,127	83,146,290
Cost of shares reacquired		(1,121,749,701)	(1,425,153,505)

Net increase (decrease) in net assets from Fund share transactions		(440,003,430)	(662,197,774)

Total increase (decrease)		(551,052,127)	(591,978,618)

Net Assets:
Beginning of year		2,643,993,673	3,235,972,291

End of year(a)		$2,092,941,546	$2,643,993,673

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(38,913,563)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM Global Real Estate Fund	31

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Global Real Estate Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is capital appreciation and income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

32

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM Global Real Estate Fund	33

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

34

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

PGIM Global Real Estate Fund	35

Notes to Financial Statements (continued)

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

36

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.750% of the Fund’s average daily net assets up to and including $5 billion, 0.740% on the next $5 billion and 0.730% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.750% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.30% of average daily net assets for Class R2 shares or 1.05% of average daily net assets for Class R4 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can

PGIM Global Real Estate Fund	37

Notes to Financial Statements (continued)

be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it received $47,878 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

38

PIMS has advised the Fund that for the year ended October 31, 2018, it received $8,452 and $2,613 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $497 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $1,380,562,845 and $1,911,663,504, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

PGIM Global Real Estate Fund	39

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$160,160	$1,430,079,793	$1,425,314,019	$—	$—	$4,925,934	4,925,934	$146,125

PGIM Institutional Money Market Fund*
3,821,572	20,080,454	23,902,034	—	8	—	—	463	**

$3,981,732	$1,450,160,247	$1,449,216,053	$—	$8	$4,925,934		$146,588

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $87,965,168 of ordinary income and $45,637,570 of long-term capital gains. For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $79,145,242 of ordinary income and $38,615,781 of long-term capital gains.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis were $13,351,553 of ordinary income and $33,910,360 of long-term capital gains. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,917,807,785	$238,851,568	$(83,206,587)	$155,644,981

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis adjustments.

40

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 421 Class R2 shares, 422 Class R4 shares and 2,717,484 Class R6

PGIM Global Real Estate Fund	41

Notes to Financial Statements (continued)

shares of the Fund. At reporting period end, six shareholders of record held 53% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,031,264	$24,425,331
Shares issued in reinvestment of dividends and distributions	432,609	10,336,481
Shares reacquired	(5,224,541)	(122,940,523)

Net increase (decrease) in shares outstanding before conversion	(3,760,668)	(88,178,711)
Shares issued upon conversion from other share class(es)	256,822	6,119,564
Shares reacquired upon conversion into other share class(es)	(1,226,103)	(29,288,078)

Net increase (decrease) in shares outstanding	(4,729,949)	$(111,347,225)

Year ended October 31, 2017:
Shares sold	2,806,682	$64,823,571
Shares issued in reinvestment of dividends and distributions	628,406	14,337,585
Shares reacquired	(8,253,259)	(192,084,664)

Net increase (decrease) in shares outstanding before conversion	(4,818,171)	(112,923,508)
Shares issued upon conversion from other share class(es)	220,784	5,161,111
Shares reacquired upon conversion into other share class(es)	(5,866,588)	(134,828,220)

Net increase (decrease) in shares outstanding	(10,463,975)	$(242,590,617)

Class B
Year ended October 31, 2018:
Shares sold	3,623	$84,699
Shares issued in reinvestment of dividends and distributions	12,158	285,036
Shares reacquired	(76,610)	(1,767,726)

Net increase (decrease) in shares outstanding before conversion	(60,829)	(1,397,991)
Shares reacquired upon conversion into other share class(es)	(67,645)	(1,579,615)

Net increase (decrease) in shares outstanding	(128,474)	$(2,977,606)

Year ended October 31, 2017:
Shares sold	4,179	$94,577
Shares issued in reinvestment of dividends and distributions	13,426	300,424
Shares reacquired	(127,106)	(2,896,549)

Net increase (decrease) in shares outstanding before conversion	(109,501)	(2,501,548)
Shares reacquired upon conversion into other share class(es)	(36,355)	(832,817)

Net increase (decrease) in shares outstanding	(145,856)	$(3,334,365)

42

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	135,548	$3,134,021
Shares issued in reinvestment of dividends and distributions	147,421	3,450,640
Shares reacquired	(1,105,519)	(25,521,978)

Net increase (decrease) in shares outstanding before conversion	(822,550)	(18,937,317)
Shares reacquired upon conversion into other share class(es)	(261,239)	(6,037,600)

Net increase (decrease) in shares outstanding	(1,083,789)	$(24,974,917)

Year ended October 31, 2017:
Shares sold	331,530	$7,492,520
Shares issued in reinvestment of dividends and distributions	154,307	3,450,323
Shares reacquired	(1,957,252)	(44,582,968)

Net increase (decrease) in shares outstanding before conversion	(1,471,415)	(33,640,125)
Shares reacquired upon conversion into other share class(es)	(646,876)	(14,814,192)

Net increase (decrease) in shares outstanding	(2,118,291)	$(48,454,317)

Class R
Year ended October 31, 2018:
Shares sold	147,761	$3,503,766
Shares issued in reinvestment of dividends and distributions	55,512	1,323,993
Shares reacquired	(725,009)	(17,201,998)

Net increase (decrease) in shares outstanding	(521,736)	$(12,374,239)

Year ended October 31, 2017:
Shares sold	653,688	$14,904,783
Shares issued in reinvestment of dividends and distributions	40,447	926,604
Shares reacquired	(527,382)	(12,274,051)

Net increase (decrease) in shares outstanding before conversion	166,753	3,557,336
Shares reacquired upon conversion into other share class(es)	(4,157)	(94,772)

Net increase (decrease) in shares outstanding	162,596	$3,462,564

Class Z
Year ended October 31, 2018:
Shares sold	8,153,038	$194,161,573
Shares issued in reinvestment of dividends and distributions	2,118,348	50,740,063
Shares reacquired	(28,320,463)	(674,642,183)

Net increase (decrease) in shares outstanding before conversion	(18,049,077)	(429,740,547)
Shares issued upon conversion from other share class(es)	1,448,607	34,726,653
Shares reacquired upon conversion into other share class(es)	(2,116,657)	(50,695,332)

Net increase (decrease) in shares outstanding	(18,717,127)	$(445,709,226)

Year ended October 31, 2017:
Shares sold	13,457,434	$313,667,275
Shares issued in reinvestment of dividends and distributions	2,103,651	48,467,580
Shares reacquired	(45,132,716)	(1,054,854,072)

Net increase (decrease) in shares outstanding before conversion	(29,571,631)	(692,719,217)
Shares issued upon conversion from other share class(es)	6,392,792	147,807,288
Shares reacquired upon conversion into other share class(es)	(5,569,313)	(129,151,698)

Net increase (decrease) in shares outstanding	(28,748,152)	$(674,063,627)

Class R2
Period ended October 31, 2018*:
Shares sold	415	$10,000
Shares issued in reinvestment of dividends and distributions	6	137

Net increase (decrease) in shares outstanding	421	$10,137

PGIM Global Real Estate Fund	43

Notes to Financial Statements (continued)

Class R4	Shares	Amount
Period ended October 31, 2018*:
Shares sold	12,751	$291,770
Shares issued in reinvestment of dividends and distributions	51	1,191
Shares reacquired	(5)	(117)

Net increase (decrease) in shares outstanding	12,797	$292,844

Class R6
Year ended October 31, 2018:
Shares sold	14,720,291	$352,765,984
Shares issued in reinvestment of dividends and distributions	1,559,602	37,231,586
Shares reacquired	(11,766,629)	(279,675,176)

Net increase (decrease) in shares outstanding before conversion	4,513,264	110,322,394
Shares issued upon conversion from other share class(es)	1,956,898	46,845,320
Shares reacquired upon conversion into other share class(es)	(3,748)	(90,912)

Net increase (decrease) in shares outstanding	6,466,414	$157,076,802

Year ended October 31, 2017:
Shares sold	11,833,013	$278,826,715
Shares issued in reinvestment of dividends and distributions	674,222	15,663,774
Shares reacquired	(5,037,654)	(118,461,201)

Net increase (decrease) in shares outstanding before conversion	7,469,581	176,029,288
Shares issued upon conversion from other share class(es)	5,474,182	126,954,347
Shares reacquired upon conversion into other share class(es)	(8,358)	(201,047)

Net increase (decrease) in shares outstanding	12,935,405	$302,782,588

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large

44

scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 118 days that the Fund had loans outstanding during the period was $6,461,881, borrowed at a weighted average interest rate of 3.12%. The maximum loan balance outstanding during the period was $35,269,000. At October 31, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest

PGIM Global Real Estate Fund	45

Notes to Financial Statements (continued)

rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the

46

removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Global Real Estate Fund	47

Financial Highlights

Class A Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.07	$23.41	$24.36	$25.36		$22.59	$22.84
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.31	0.44	0.17		0.36	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	1.21	(0.59)	(0.87)		3.06	(0.15)
Total from investment operations	0.06	1.52	(0.15)	(0.70)		3.42	0.18
Less Dividends and Distributions
Dividends from net investment income	(0.74)	(0.57)	(0.45)	(0.30)		(0.65)	(0.43)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(1.16)	(0.86)	(0.80)	(0.30)		(0.65)	(0.43)
Net asset value, end of period	$22.97	$24.07	$23.41	$24.36		$25.36	$22.59
Total Return(c):	0.11%	6.72%	(0.67)%	(2.77)%		15.26%	0.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$161,591	$283,167	$520,316	$576,898		$990,774	$926,156
Average net assets (000)	$231,191	$376,991	$546,171	$762,679		$982,032	$806,577
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.46%	1.27%	1.24%	1.27%	(e)	1.27%	1.26%
Expenses before waivers and/or expense reimbursement	1.46% (f)	1.27%	1.24%	1.27%	(e)	1.27%	1.26%
Net investment income (loss)	1.79%	1.33%	1.84%	1.17%	(e)	1.47%	1.47%
Portfolio turnover rate(g)	57%	66%	80%	48%	(h)	53%	32%

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.57	$22.99	$23.93	$24.93		$22.24	$22.61
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.15	0.27	0.07		0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	1.17	(0.58)	(0.87)		3.01	(0.16)
Total from investment operations	(0.12)	1.32	(0.31)	(0.80)		3.19	0.02
Less Dividends and Distributions
Dividends from net investment income	(0.57)	(0.45)	(0.28)	(0.20)		(0.50)	(0.39)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(0.99)	(0.74)	(0.63)	(0.20)		(0.50)	(0.39)
Net asset value, end of period	$22.46	$23.57	$22.99	$23.93		$24.93	$22.24
Total Return(c):	(0.64)%	5.94%	(1.32)%	(3.20)%		14.44%	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,550	$8,853	$11,984	$14,981		$17,233	$16,866
Average net assets (000)	$7,193	$10,174	$13,626	$15,836		$17,517	$17,712
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.21%	1.97%	1.94%	1.97%	(e)	1.97%	1.96%
Expenses before waivers and/or expense reimbursement	2.21% (f)	1.97%	1.94%	1.97%	(e)	1.97%	1.96%
Net investment income (loss)	1.03%	0.66%	1.15%	0.52%	(e)	0.77%	0.80%
Portfolio turnover rate(g)	57%	66%	80%	48%	(h)	53%	32%

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM Global Real Estate Fund	49

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$23.57	$22.98	$23.93	$24.92		$22.23	$22.61
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.15	0.27	0.07		0.18	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.35)	1.18	(0.59)	(0.86)		3.01	(0.16)
Total from investment operations	(0.05)	1.33	(0.32)	(0.79)		3.19	0.01
Less Dividends and Distributions
Dividends from net investment income	(0.64)	(0.45)	(0.28)	(0.20)		(0.50)	(0.39)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(1.06)	(0.74)	(0.63)	(0.20)		(0.50)	(0.39)
Net asset value, end of period	$22.46	$23.57	$22.98	$23.93		$24.92	$22.23
Total Return(c):	(0.36)%	5.99%	(1.36)%	(3.16)%		14.45%	0.19%

Ratios/Supplemental Data:
Net assets, end of period (000)	$67,679	$96,562	$142,836	$175,965		$191,917	$151,751
Average net assets (000)	$82,784	$116,225	$161,785	$181,798		$178,177	$146,043
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.92%	1.97%	1.94%	1.97%	(e)	1.97%	1.96%
Expenses before waivers and/or expense reimbursement	1.92% (f)	1.97%	1.94%	1.97%	(e)	1.97%	1.96%
Net investment income (loss)	1.29%	0.67%	1.15%	0.52%	(e)	0.75%	0.79%
Portfolio turnover rate(g)	57%	66%	80%	48%	(h)	53%	32%

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

50

Class R Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.01	$23.36	$24.30	$25.31		$22.55	$22.82
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.27	0.38	0.14		0.30	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)	1.21	(0.57)	(0.88)		3.06	(0.16)
Total from investment operations	0.02	1.48	(0.19)	(0.74)		3.36	0.13
Less Dividends and Distributions
Dividends from net investment income	(0.71)	(0.54)	(0.40)	(0.27)		(0.60)	(0.40)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(1.13)	(0.83)	(0.75)	(0.27)		(0.60)	(0.40)
Net asset value, end of period	$22.90	$24.01	$23.36	$24.30		$25.31	$22.55
Total Return(c):	(0.06)%	6.52%	(0.83)%	(2.92)%		15.03%	0.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,864	$33,346	$28,647	$24,507		$24,002	$14,014
Average net assets (000)	$24,550	$33,336	$26,820	$23,797		$19,001	$14,324
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.47%	1.44%	1.47%	(e)	1.47%	1.46%
Expenses before waivers and/or expense reimbursement	1.85% (f)	1.72%	1.69%	1.72%	(e)	1.72%	1.71%
Net investment income (loss)	1.70%	1.15%	1.59%	1.01%	(e)	1.22%	1.31%
Portfolio turnover rate(g)	57%	66%	80%	48%	(h)	53%	32%

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM Global Real Estate Fund	51

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.17	$23.50	$24.45	$25.46		$22.69	$22.93
Income (loss) from investment operations:
Net investment income (loss)	0.55	0.39	0.51	0.22		0.43	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	1.21	(0.59)	(0.89)		3.07	(0.15)
Total from investment operations	0.19	1.60	(0.08)	(0.67)		3.50	0.24
Less Dividends and Distributions
Dividends from net investment income	(0.87)	(0.64)	(0.52)	(0.34)		(0.73)	(0.48)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(1.29)	(0.93)	(0.87)	(0.34)		(0.73)	(0.48)
Net asset value, end of period	$23.07	$24.17	$23.50	$24.45		$25.46	$22.69
Total Return(c):	0.64%	7.05%	(0.37)%	(2.62)%		15.60%	1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$974,596	$1,473,514	$2,108,092	$2,370,204		$2,573,401	$1,967,200
Average net assets (000)	$1,175,745	$1,747,768	$2,247,294	$2,429,133		$2,316,203	$1,626,256
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.97%	0.94%	0.97%	(e)	0.97%	0.96%
Expenses before waivers and/or expense reimbursement	0.93% (f)	0.97%	0.94%	0.97%	(e)	0.97%	0.96%
Net investment income (loss)	2.32%	1.65%	2.13%	1.52%	(e)	1.75%	1.75%
Portfolio turnover rate(g)	57%	66%	80%	48%	(h)	53%	32%

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

52

Class R2 Shares
	December 27, 2017(a) through October 31,
	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.10
Income (loss) from investment operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.96)
Total from investment operations	(0.72)
Less Dividends and Distributions
Dividends from net investment income	(0.33)
Net asset value, end of period	$23.05
Total Return(c):	(3.01)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	(e)
Expenses before waivers and/or expense reimbursement	209.91%	(e)
Net investment income (loss)	1.22%	(e)
Portfolio turnover rate(f)	57%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund	53

Financial Highlights (continued)

Class R4 Shares
December 27, 2017(a) through October 31,
2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.10
Income (loss) from investment operations:
Net investment income (loss)	(0.27)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.39)
Total from investment operations	(0.66)
Less Dividends and Distributions
Dividends from net investment income	(0.38)
Net asset value, end of period	$23.06
Total Return(c):	(2.77)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$295
Average net assets (000)	$24
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05% (e)
Expenses before waivers and/or expense reimbursement	87.40% (e)
Net investment income (loss)	(1.35)% (e)
Portfolio turnover rate(f)	57%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class R6 Shares
	Year Ended October 31,			Seven Months Ended October 31,		Year Ended March 31,	August 23, 2013(b) through March 31,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$24.17	$23.51	$24.45	$25.45		$22.69	$21.46
Income (loss) from investment operations:
Net investment income (loss)	0.53	0.43	0.55	0.24		0.46	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	1.20	(0.58)	(0.87)		3.08	1.15
Total from investment operations	0.21	1.63	(0.03)	(0.63)		3.54	1.41
Less Dividends and Distributions
Dividends from net investment income	(0.90)	(0.68)	(0.56)	(0.37)		(0.78)	(0.18)
Distributions from net realized gains	(0.42)	(0.29)	(0.35)	-		-	-
Total dividends and distributions	(1.32)	(0.97)	(0.91)	(0.37)		(0.78)	(0.18)
Net asset value, end of period	$23.06	$24.17	$23.51	$24.45		$25.45	$22.69
Total Return(d):	0.74%	7.18%	(0.17)%	(2.47)%		15.77%	6.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$863,357	$748,552	$424,097	$304,042		$237,692	$54,236
Average net assets (000)	$896,240	$575,716	$368,820	$279,379		$140,024	$39,266
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.79%	0.80%	(f)	0.81%	0.83%	(f)
Expenses before waivers and/or expense reimbursement	0.80% (g)	0.80%	0.79%	0.80%	(f)	0.81%	0.83%	(f)
Net investment income (loss)	2.23%	1.81%	2.27%	1.68%	(f)	1.84%	1.93%	(f)
Portfolio turnover rate(h)	57%	66%	80%	48%	(i)	53%	32%	(i)

(a)	For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.
(b)	Commencement of offering.
(c)	Calculated based on average shares outstanding during the period.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

PGIM Global Real Estate Fund	55

Financial Highlights (continued)

(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Not annualized.

See Notes to Financial Statements.

56

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Real Estate Fund (formerly Prudential Global Real Estate Fund) (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM Global Real Estate Fund	57

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2018, the Fund reports the maximum amount allowed per share, but not less than $0.42 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2018, the Fund reports the maximum amount allowable, but not less than 23.56% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2018.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Global Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Global Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Global Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Global Real Estate Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Real Estate Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM Global Real Estate Fund is a series of Prudential Investment Portfolios 12.

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Real Estate unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM’s and PGIM Real Estate’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Real Estate. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Real Estate. The Board noted that PGIM Real Estate and PGIM are affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate and their affiliates as a result of their relationship with the

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Real Estate were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better source against which to evaluate the performance of the Fund. In this regard, the Board considered PGIM Investments’ assertion that the Fund maintains a relative value-oriented strategy resulting in a lower tracking error over time relative to peers.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.30% for Class R2 shares and 1.05% for Class R4 shares through February 29, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL REAL ESTATE FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PURAX	PURBX	PURCX	PURRX	PURZX	PUREX	PURGX	PGRQX
CUSIP	744336108	744336207	744336306	744336405	744336504	744336678	744336660	744336876

*Formerly known as Class Q shares.

MF182E

PGIM JENNISON TECHNOLOGY FUND

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term capital appreciation

Highlights (unaudited)

•	Payments companies held by the Fund—including Square, PayPal, and Wirecard—benefited from the long-term shift from cash to electronic credit and debit transactions.

•	US Internet companies such as Amazon.com also contributed meaningfully to the Fund’s performance. Amazon benefited from its market position, scale, and execution.

•

While the various business segments of Alibaba Group are providing significant revenue growth, the company’s stock declined on high business investment spending and Chinese government regulation. Tencent was negatively affected by new restrictions on video game approvals implemented by Chinese authorities.

•	Ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Alphabet and Facebook.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison Technology Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison Technology Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison Technology Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Technology Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Jennison Technology Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 10/31/18 (without sales charges)
Since Inception* (%)
Class A	–3.60 (6/19/18)
Class C	–3.80 (6/19/18)
Class Z	–3.40 (6/19/18)
Class R6	–3.40 (6/19/18)
MSCI All Country World Information Technology Index
–3.95
Lipper Science & Technology Funds Average
–5.38

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Information Technology Index by portraying the initial account values at the commencement of operations for Class Z shares (June 19, 2018) and the account values at the end of the current fiscal period (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees

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(including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

MSCI All Country World Information Technology Index—The MSCI All Country World Information Technology Index is unmanaged and designed to capture the large and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the Index are classified in the Information Technology sector as per the Global Industry Classification Standard (GICS®).

PGIM Jennison Technology Fund	9

Your Fund’s Performance (continued)

Lipper Science & Technology Funds Average—The Lipper Science & Technology Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Science & Technology Funds Average universe for the periods noted. Funds in the Lipper Average invest primarily in the equity securities of domestic companies engaged in science and technology.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	6.3
Microsoft Corp., Software	5.3
Alphabet, Inc. (Class C Stock), Interactive Media & Services	3.8
NVIDIA Corp., Semiconductors & Semiconductor Equipment	3.8
salesforce.com, Inc., Software	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Software	26.9
IT Services	12.2
Semiconductors & Semiconductor Equipment	8.6
Interactive Media & Services	8.2
Equity Real Estate Investment Trusts (REITs)	7.4

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Technology Fund’s Class Z shares returned –3.40% from the Fund’s inception on June 19, 2018, through October 31, 2018, outperforming the –3.95% return of the MSCI All Country World Information Technology Index (the Index). Over the same period, the Lipper Science & Technology Funds Average returned –5.38%.

What were the market conditions?

•

The macroeconomic backdrop during and preceding the reporting period was solid. Domestic GDP (gross domestic product) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The Federal Reserve raised the federal funds rate to a still-low range of 2.00%-2.25% in September 2018.

•

Global growth, however, was more mixed. In Europe, Brexit negotiations between the United Kingdom (the UK) and the European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified by trade discord.

•

The market decline in October reflected the Trump administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the US economy, dominated by the services sector, felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

•

The economic slowdown in China constricted the prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy would have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher US interest rates on local US dollar-denominated debt added to the toll.

What worked?

In the four months after the Fund’s inception, the Index dipped, then rebounded, then dropped sharply. In this volatile environment, the Fund outperformed. As the macro economic environment started to slow, the Fund began taking on a more defensive posture, buying higher-yield technology stocks and companies less prone to cyclical downturns, which helped performance.

•	Payments companies held by the Fund—including Square Inc., PayPal Inc., and Wirecard AG—benefited from the long-term shift from cash to electronic credit and debit

PGIM Jennison Technology Fund	11

Strategy and Performance Overview (continued)

transactions. These companies offer innovative, low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions.

•

Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. Fund holdings Salesforce.com, Inc., Microsoft Corp., Adobe, Inc., Red Hat, Inc., Workday, Inc., and ServiceNow, Inc. offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.

•

Okta, Inc. addresses the imperative of cybersecurity. It provides enterprise-grade identity and access management services, such as single sign-on, multifactor authentication, application program interface (API) access management, API products, and integration network services. With the dramatic increase in web-hosted applications and “software as a service” vendors, Okta’s cloud-native, highly scalable identity platform has built integrations to more than 5,500 applications and attracted over 4,000 customers.

•

As penetration of Apple, Inc.’s hardware products matures, growth in unit sales is slowing. However, the company continues to drive revenue growth across its huge and loyal installed customer base with product updates and rapid growth in its high-margin and recurring-revenue services businesses (e.g., apps, music).

•	US Internet companies such as Amazon.com, Inc. also contributed meaningfully to the Fund’s performance. Amazon benefited from its market position, scale, and execution.

•

Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. Fund holding Illumina, Inc. is at the forefront of this technology.

What didn’t work?

•

The Fund was underweight Chinese Internet companies, but two positions were still notable detractors. While the various business segments of Alibaba Group Holding Ltd. are providing significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of Internet and non-traditional financial companies. Tencent Holdings Ltd. was negatively affected by new restrictions on video game approvals implemented by Chinese authorities. Jennison expects these restrictions will be lessened in the coming year. The Fund’s underweight in Chinese Internet stocks relative to the Index had the effect of mitigating the declines in Alibaba and Tencent.

•

Ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Alphabet, Inc. and Facebook, Inc. However, both companies have significant scale benefits and untapped monetization opportunities that should drive better-than-average growth, even with higher costs and restriction in data usage. These positions were not eliminated; our long-term investment theses for these companies remain intact.

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•

Broadcom Corp. fell on news of its intention to acquire CA Technologies. The acquisition is consistent with Broadcom’s long-standing approach of buying mature businesses at a discount, consolidating them, and cutting costs to generate significant free cash flow. However, the scale of the deal deviates from Broadcom’s stated plan of making small, complementary acquisitions. Broadcom sees the acquisition as a step in creating a leading infrastructure technology company that can address customer needs in the growing and fragmented infrastructure software market.

•

The decline in Equinix, Inc. probably had more to do with investors’ aversion to risk amid trade tensions than it did with the company fundamentals. Equinix provides data and network hosting and co-location facilities where Internet service providers, telecommunications carriers, and content providers station equipment and connect networks and operations. This position was not eliminated; our long-term investment theses for this company remain intact.

Current outlook

•

Given that the benefits of anticipated corporate tax cuts will wane, US growth will likely slow, but Jennison does not expect a recession. Employment and income growth are strong, and moderately rising interest rates are still low. With the Trump administration’s stance on trade and tariffs, however, uncertainty remains elevated.

•

The Fund focuses on technology companies, along with businesses in other industries that effectively use technology as a sustainable competitive advantage. It seeks to identify companies at the inflection point in their growth and is agnostic about the source of growth, which could include a disruptive or game-changing technology, product, or service; a new product cycle or market expansion; an inflection point in industry growth; an increase in an addressable market; best-of-breed leadership in a particular niche; or restructuring synergies.

•

The Fund provides a vehicle for investors seeking to capitalize on significant disruptive trends, including big data, artificial intelligence, industrial automation, and virtual/augmented reality, which are creating unprecedented technological innovation and investment opportunities.

PGIM Jennison Technology Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top contributors (%)		Top detractors (%)
Square, Inc.	1.86	Tencent Holdings Ltd.	–0.84
Apple, Inc.	1.33	Facebook, Inc.	–0.45
Illumina, Inc.	0.89	Alibaba Group Holding Ltd.	–0.42
Okta, Inc.	0.88	Broadcom, Corp.	–0.35
Microsoft Corp.	0.78	Equinix Inc.	–0.34

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Technology Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Technology Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual**	$1,000.00	$964.00	1.10%	$4.00
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
Class C	Actual**	$1,000.00	$962.00	1.85%	$6.71
	Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Class Z	Actual**	$1,000.00	$966.00	0.85%	$3.09
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class R6	Actual**	$1,000.00	$966.00	0.80%	$2.91
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal period ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using the 135-day period ended October 31, 2018 due to the Fund’s inception date of June 19, 2018.

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Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 88.9%

COMMON STOCKS

Automobiles 1.3%
Tesla, Inc.*	280	$94,450

Electronic Equipment, Instruments & Components 2.7%
Corning, Inc.	6,111	195,246

Entertainment 4.8%
Activision Blizzard, Inc.	2,603	179,737
Netflix, Inc.*	562	169,601

		349,338

Equity Real Estate Investment Trusts (REITs) 7.4%
American Tower Corp.	1,530	238,389
Crown Castle International Corp.	1,504	163,545
Equinix, Inc.	365	138,240

		540,174

Health Care Equipment & Supplies 1.6%
Intuitive Surgical, Inc.*	230	119,871

Interactive Media & Services 8.2%
Alphabet, Inc. (Class C Stock)*	261	281,037
Facebook, Inc. (Class A Stock)*	1,063	161,353
Tencent Holdings Ltd. (China)	4,650	159,724

		602,114

Internet & Direct Marketing Retail 5.6%
Alibaba Group Holding Ltd. (China), ADR*	1,204	171,305
Amazon.com, Inc.*	150	238,459

		409,764

IT Services 12.2%
Adyen NV (Netherlands), 144A*	95	61,567
Okta, Inc.*	2,547	148,643
PayPal Holdings, Inc.*	1,191	100,270
Square, Inc. (Class A Stock)*	2,515	184,727
Teradata Corp.*	3,517	128,019
Twilio, Inc. (Class A Stock)*	208	15,646

See Notes to Financial Statements.

PGIM Jennison Technology Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Visa, Inc. (Class A Stock)	1,093	$150,670
Wirecard AG (Germany)	559	105,083

		894,625

Life Sciences Tools & Services 3.3%
Illumina, Inc.*	778	242,075

Semiconductors & Semiconductor Equipment 8.6%
Broadcom, Inc.	939	209,857
NVIDIA Corp.	1,312	276,609
QUALCOMM, Inc.	1,663	104,586
Texas Instruments, Inc.	375	34,811

		625,863

Software 26.9%
Adobe, Inc.*	712	174,981
Coupa Software, Inc.*	225	14,587
Dassault Systemes SE (France)	542	68,019
Guidewire Software, Inc.*	1,278	113,704
Microsoft Corp.	3,631	387,827
New Relic, Inc.*	813	72,560
Red Hat, Inc.*	1,015	174,215
salesforce.com, Inc.*	1,785	244,973
ServiceNow, Inc.*	878	158,953
Splunk, Inc.*	1,866	186,302
Tableau Software, Inc. (Class A Stock)*	702	74,889
Workday, Inc. (Class A Stock)*	1,117	148,583
Zendesk, Inc.*	2,647	145,506

		1,965,099

Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	2,118	463,546

TOTAL LONG-TERM INVESTMENTS (cost $6,825,475)		6,502,165

See Notes to Financial Statements.

18

Description	Shares	Value
SHORT-TERM INVESTMENT 10.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $754,035)(w)	754,035	$754,035

TOTAL INVESTMENTS 99.2% (cost $7,579,510)		7,256,200
Other assets in excess of liabilities 0.8%		57,999

NET ASSETS 100.0%		$7,314,199

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Automobiles	$94,450	$—	$—
Electronic Equipment, Instruments & Components	195,246	—	—
Entertainment	349,338	—	—
Equity Real Estate Investment Trusts (REITs)	540,174	—	—
Health Care Equipment & Supplies	119,871	—	—
Interactive Media & Services	442,390	159,724	—
Internet & Direct Marketing Retail	409,764	—	—
IT Services	727,975	166,650	—
Life Sciences Tools & Services	242,075	—	—
Semiconductors & Semiconductor Equipment	625,863	—	—
Software	1,897,080	68,019	—

See Notes to Financial Statements.

PGIM Jennison Technology Fund	19

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals.	$463,546	$—	$—
Affiliated Mutual Fund	754,035	—	—

Total	$6,861,807	$394,393	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Software	26.9%
IT Services	12.2
Affiliated Mutual Fund	10.3
Semiconductors & Semiconductor Equipment	8.6
Interactive Media & Services	8.2
Equity Real Estate Investment Trusts (REITs)	7.4
Technology Hardware, Storage & Peripherals	6.3
Internet & Direct Marketing Retail	5.6
Entertainment	4.8
Life Sciences Tools & Services	3.3%
Electronic Equipment, Instruments & Components	2.7
Health Care Equipment & Supplies	1.6
Automobiles	1.3

99.2
Other assets in excess of liabilities	0.8

100.0%

See Notes to Financial Statements.

20

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $6,825,475)	$6,502,165
Affiliated investments (cost $754,035)	754,035
Due from Manager	52,003
Receivable for Fund shares sold	44,734
Receivable for investments sold	19,734
Dividends receivable	450
Prepaid expenses	844

Total Assets	7,373,965

Liabilities
Payable for investments purchased	21,916
Custodian and accounting fees payable	18,909
Shareholders’ reports payable	6,350
Legal fees and expenses payable	5,742
Payable for Fund shares reacquired	4,893
Accrued expenses and other liabilities	1,745
Affiliated transfer agent fee payable	163
Distribution fee payable	48

Total Liabilities	59,766

Net Assets	$7,314,199

Net assets were comprised of:
Shares of beneficial interest, at par	$757
Paid-in capital in excess of par	7,679,165
Total distributable earnings (loss)	(365,723)

Net assets, October 31, 2018	$7,314,199

See Notes to Financial Statements.

PGIM Jennison Technology Fund	21

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share, ($110,341 ÷ 11,442 shares of beneficial interest issued and outstanding)	$9.64
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.20

Class C
Net asset value, offering price and redemption price per share,
($39,185 ÷ 4,074 shares of beneficial interest issued and outstanding)	$9.62

Class Z
Net asset value, offering price and redemption price per share,
($2,327,136 ÷ 240,948 shares of beneficial interest issued and outstanding)	$9.66

Class R6
Net asset value, offering price and redemption price per share,
($4,837,537 ÷ 501,000 shares of beneficial interest issued and outstanding)	$9.66

See Notes to Financial Statements.

22

Statement of Operations

Period Ended October 31, 2018*

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $8 foreign withholding tax)	$9,318
Affiliated dividend income	6,470
Income from securities lending, net (including affiliated income of $7)	81

Total income	15,869

Expenses
Management fee	17,641
Distribution fee(a)	165
Registration fees(a)	78,756
Legal fees and expenses	36,222
Custodian and accounting fees	26,552
Audit fee	23,812
Shareholders’ reports	16,176
Trustees’ fees	4,000
Transfer agent’s fees and expenses (including affiliated expense of $291)(a)	592
Miscellaneous	4,834

Total expenses	208,750
Less: Fee waiver and/or expense reimbursement(a)	(189,532)
Distribution fee waiver(a)	(7)

Net expenses	19,211

Net investment income (loss)	(3,342)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1)	(44,025)
Foreign currency transactions	(634)

(44,659)

Net change in unrealized appreciation (depreciation) on investments	(323,310)

Net gain (loss) on investment and foreign currency transactions	(367,969)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(371,311)

*	Commencement of operations was June 19, 2018.
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	41	124	—	—
Registration fees	19,689	19,689	19,689	19,689
Transfer agent’s fees and expenses	75	70	416	31
Fee waiver and/or expense reimbursement	(20,436)	(20,337)	(40,740)	(108,019)
Distribution fee waiver	(7)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Technology Fund	23

Statement of Changes in Net Assets

June 19, 2018* through October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,342)
Net realized gain (loss) on investment and foreign currency transactions	(44,659)
Net change in unrealized appreciation (depreciation) on investments	(323,310)

Net increase (decrease) in net assets resulting from operations	(371,311)

Fund share transactions
Net proceeds from shares sold	7,704,598
Cost of shares reacquired	(19,088)
Net increase (decrease) in net assets from Fund share transactions	7,685,510

Total increase (decrease)	7,314,199

Net Assets:
Beginning of period	—

End of period	$7,314,199

*	Commencement of operations.

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Technology Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Jennison Technology Fund	25

Notes to Financial Statements (continued)

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

26

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

PGIM Jennison Technology Fund	27

Notes to Financial Statements (continued)

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

28

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

PGIM Jennison Technology Fund	29

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.750% of the Fund’s average daily net assets up to $1 billion, 0.730% of the next $2 billion, 0.710% of the next $2 billion, 0.700% of the next $5 billion and 0.690% of the Fund’s average daily net assets in excess $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.750% for the period ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.10% of average daily net assets for Class A shares, 1.85% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class Z shares, and 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

30

fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has not received front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2018, it received $48 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison Technology Fund	31

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $4 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended October 31, 2018, were $7,954,866 and $1,085,365, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the period ended October 31, 2018, is presented as follows:

32

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$ —	$7,910,760	$7,156,725	$—	$—	$754,035	754,035	$6,470

PGIM Institutional Money Market Fund*
—	211,807	211,808	—	1	—	—	7	**

$ —	$8,122,567	$7,368,533	$—	$1	$754,035		$6,477

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended October 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $5,588 primarily due to non-deductible offering costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2018, there were no dividends paid by the Fund.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $1,612 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$7,596,441	$162,008	$(502,249)	$(340,241)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $27,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

PGIM Jennison Technology Fund	33

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,000 Class A shares, 1,000 Class C shares, 1,000 Class Z shares and 501,000 Class R6 shares of the Fund. At reporting period end, two shareholders of record held 90% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 66% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended October 31, 2018*:
Shares sold	12,305	$121,607
Shares reacquired	(863)	(8,445)

Net increase (decrease) in shares outstanding	11,442	$113,162

Class C
Period ended October 31, 2018*:
Shares sold	4,585	$45,387
Shares reacquired	(511)	(4,775)

Net increase (decrease) in shares outstanding	4,074	$40,612

34

Class Z	Shares	Amount
Period ended October 31, 2018*:
Shares sold	241,529	$2,527,604
Shares reacquired	(581)	(5,868)

Net increase (decrease) in shares outstanding	240,948	$2,521,736

Class R6
Period ended October 31, 2018*:
Shares sold	501,000	$5,010,000

Net increase (decrease) in shares outstanding	501,000	$5,010,000

*	Commencement of operations was June 19, 2018.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings

PGIM Jennison Technology Fund	35

Notes to Financial Statements (continued)

can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

36

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statement of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Technology Fund	37

Financial Highlights

Class A Shares
	June 19, 2018(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.35)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64
Total Return(c):	(3.60)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$110
Average net assets (000)	$37
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	(e)
Expenses before waivers and/or expense reimbursement	148.53%	(e)
Net investment income (loss)	(0.37)%	(e)
Portfolio turnover rate(f)	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class C Shares
	June 19, 2018(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.34)
Total from investment operations	(0.38)
Net asset value, end of period	$9.62
Total Return(c):	(3.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$39
Average net assets (000)	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.85%	(e)
Expenses before waivers and/or expense reimbursement	166.12%	(e)
Net investment income (loss)	(1.16)%	(e)
Portfolio turnover rate(f)	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund	39

Financial Highlights (continued)

Class Z Shares
	June 19, 2018(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)
Total from investment operations	(0.34)
Net asset value, end of period	$9.66
Total Return(c):	(3.40)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,327
Average net assets (000)	$1,204
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	(e)
Expenses before waivers and/or expense reimbursement	10.00%	(e)
Net investment income (loss)	(0.21)%	(e)
Portfolio turnover rate(f)	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	June 19, 2018(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.34)
Total from investment operations	(0.34)
Net asset value, end of period	$9.66
Total Return(d):	(3.40)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,838
Average net assets (000)	$5,084
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.80%	(f)
Expenses before waivers and/or expense reimbursement	6.54%	(f)
Net investment income (loss)	(0.12)%	(f)
Portfolio turnover rate(g)	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Technology Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of October 31, 2018, the related statements of operations and changes in net assets for the period from June 19, 2018 (commencement of operations) to October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 19, 2018 to October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 19, 2018 to October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison Technology Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Jennison Technology Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Jennison Technology Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Jennison Technology Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

Board Consideration of Management Agreement and Subadvisory Agreement:

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Prudential Investment Portfolios 12 considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and Jennison Associates LLC (referred to herein as the Subadviser), which will subadvise the PGIM Jennison Technology Fund (the Fund), prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on March 7, 2018 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and Jennison, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 6-8, 2017 meetings (the June 2017 Meetings) in connection with the renewal of the investment management agreements between the Manager and the other PGIM Investments Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year of the PGIM Investments Funds, regarding the nature, quality and extent of services provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and interested Trustees of the Fund who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Investments Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 2017 Meeting in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Investments Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information of the Subadviser. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the

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Subadviser with respect to the other PGIM Investments Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Performance Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board noted that the Fund’s strategy is a new strategy for the Subadviser, but considered performance information of an “incubator” portfolio run by the Subadviser. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.75% of the average daily net assets of the Fund up to $1 billion; 0.73% of the average daily net assets of the Fund over $1 billion and up to $3 billion; 0.71% of the average daily net assets of the Fund over $3 billion and up to $5 billion; 0.70% of the average daily net assets of the Fund over $5 billion and up to $10 billion; and 0.69% of the average daily net assets of the Fund over $10 billion to be paid by the Fund to the Manager; and the proposed subadvisory fees at the annual rate of 0.40% of the average daily net assets of the Fund up to $500 million and 0.35% of the average daily net assets of the Fund over $500 million, to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class Z shares to the Peer Group of comparable funds chosen by Broadridge. The Board noted that the Fund’s management fee was in the first quartile of the Broadridge Peer Group (first quartile being the lowest fee). The Board further noted that anticipated net total expenses for Class Z shares were in the first quartile of the Broadridge Peer Group (first quartile being the lowest expenses).

The Board noted that the Manager had contractually agreed, through February 29, 2020, to limit Total Annual Fund Operating Expenses (exclusive of taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales) to 1.10% of average daily net assets for Class A shares, 1.85% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class R6 shares and 0.85% of average daily net assets for Class Z shares.

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that the Subadviser was affiliated with the Manager and, as a result, the Board will not separately consider the Subadviser’s profitability since its profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the annual renewal of the management and subadvisory agreements.

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fee payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewals of the management and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other PGIM Investments Funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Investments Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Technology Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON TECHNOLOGY FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PGKAX	PGKCX	PGKZX	PGKRX
CUSIP	744336652	744336645	744336637	744336629

*Formerly	known as Class Q shares.

MF240E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $52,696 and $28,598 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢    Annual Fund financial statement audits

➢    Seed audits (related to new product filings, as required)

➢    SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢    Accounting consultations

➢    Fund merger support services

➢    Agreed Upon Procedure Reports

➢    Attestation Reports

➢    Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢    Tax compliance services related to the filing or amendment of the following:

◾    Federal, state and local income tax compliance; and,

◾    Sales and use tax compliance

➢    Timely RIC qualification reviews

➢    Tax distribution analysis and planning

➢    Tax authority examination services

➢    Tax appeals support services

➢    Accounting methods studies

➢    Fund merger support services

➢    Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢      Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢      Financial information systems design and implementation

➢      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢      Actuarial services

➢      Internal audit outsourcing services

➢      Management functions or human resources

➢      Broker or dealer, investment adviser, or investment banking services

➢      Legal services and expert services unrelated to the audit

➢      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2018